                                                                   EXHIBIT 10.49

                                           *** Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                               Under 17 CFR Sections 200.80,
                                               200.83 and 230.406

                               FIRST AMENDMENT TO
                   RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

        THIS FIRST AMENDMENT (the "Amendment") to the Research, Development and License Agreement by and between ARES TRADING S.A., a Swiss company ("ARES"), and SIGNAL PHARMACEUTICALS, INC., a California corporation ("SIGNAL") dated as of November 25, 1997 (the "Agreement") is entered into by and between ARES and SIGNAL as of April 15th, 1999.

                                    RECITALS

        WHEREAS, ARES and SIGNAL wish to amend the Agreement pursuant to Section
8.17 of the Agreement to expand the Territory under the Agreement to include Asia (hereinafter defined), to provide for certain payments to SIGNAL in consideration of the expansion of the Territory and to make certain related changes, all as set forth in this Amendment.

                                    AGREEMENT

        NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. AMENDMENT TO ARTICLE I. A new Section 1.04A is hereby added to the Agreement as follows:

        "Section 1.04A. Asia. Japan, China, South Korea, Taiwan, Cambodia, Laos, Vietnam, Nepal, the Philippines, Singapore, Malaysia, Hong Kong, Myanmar and Brunei."

2. AMENDMENT TO SECTION 1.22. Section 1.22 of the Agreement is hereby deleted.

3. AMENDMENT TO SECTION 1.24. Section 1.24 of the Agreement is hereby amended and restated in its entirety as follows:

        "Section 1.24.  Territory.  The world."

4. AMENDMENT TO SECTION 2.05. Section 2.05 of the Agreement is hereby amended and restated in its entirety as follows:

        "Section 2.05. Exclusive Relationship. During the term of the Research, SIGNAL represents and warrants that it shall not perform any research relating to the Field other than the Research."

5. AMENDMENT TO SECTION 2.10. The second sentence of Section 2.10 of the Agreement is hereby amended to delete the language "(including Tanabe)".

6. AMENDMENT TO SECTION 2.11. Section 2.11 of the Agreement is hereby amended to add the following language at the end of such section:

        "In addition to the Research funding provided by ARES to SIGNAL under this Section 2.11, during the period from the date of this Amendment until the end of the Initial Term, SIGNAL agrees to expend a minimum of [***] United States Dollars (US$[***]) of its own funds on SIGNAL's, its agents', consultants' and academic collaborators' performance of the Research."

7. AMENDMENT TO SECTION 3.03. Section 3.03 of the Agreement is hereby amended to provide that Subsections 3.03.01 and 3.03.02 shall apply only to the development and registration of Licensed Products by ARES, its Affiliates or sublicensees in the Territory excluding Asia and to add the following Subsection 3.03.04 at the end of such Section:

               "3.03.04. Licensed Products in Asia. For each Licensed Product developed and registered by ARES, its Affiliates or sublicensees in Asia, ARES shall pay, or cause to be paid, to SIGNAL a nonrefundable license fee of [***] United States Dollars (U.S. $[***]) upon the first anniversary of the first commercial sale of such Licensed Product in Asia, following receipt of marketing approval thereof."

8. AMENDMENT TO SECTION 3.05. Section 3.05 of the Agreement is hereby amended and restated in its entirety as follows:

               "Section 3.05.Ongoing Royalty. Subject to the provisions of this
        Article III, ARES shall during the Term pay or cause to be paid to SIGNAL royalties on Net Sales of Licensed Products or Combination Products at the following rates:

                      3.05.01. Outside of Asia. With respect to Net Sales of Licensed Products and Combination Products in the Territory, excluding
        Asia:

                               (i) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products at or below [***] United States Dollars (U.S. $[***]);

                               (ii) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]);

                               (iii)[***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]); and

                               (iv) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]);


*** CONFIDENTIAL TREATMENT REQUESTED
        provided, however, that upon the expiration or invalidation of the last remaining Valid Claim of a SIGNAL Patent or Joint Patent in effect in a country that covers such Licensed Product or Combination Product, royalties payable for such country with respect to such Licensed Product or Combination Product shall be reduced by [***] percent ([***]%).

                      3.05.02. In Asia. With respect to Net Sales of Licensed Products and Combination Products in Asia:

                               (i) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products at or below [***] United States Dollars (U.S. $[***]);

                               (ii) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]);

                               (iii)[***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]); and

                               (iv) [***] percent ([***]%) of total annual Net Sales of Licensed Products and Combination Products above [***] United States Dollars (U.S. $[***]);

        provided, however, that upon the expiration or invalidation of the last remaining Valid Claim of a SIGNAL Patent or Joint Patent in effect in a country that covers such Licensed Product or Combination Product, royalties payable for such country with respect to such Licensed Product or Combination Product shall be reduced by [***] percent ([***]%).

9. AMENDMENT TO SECTION 6.05. Section 6.05 of the Agreement is hereby amended to change the reference in the first sentence to "Section 101(56) of the Bankruptcy Code" to a reference to "Section 101(35A) of the Bankruptcy Code."

10. AMENDMENT TO SECTION 7.01. Section 7.01 of the Agreement is hereby amended to delete the language "with the exception of rights granted to Tanabe" from clauses (iii) and (iv) thereof.

11. AMENDMENT TO SECTION 8.06. Section 8.06 is hereby amended to delete the proviso at the end of that Section.

12. PAYMENT OF LICENSE FEE. In consideration of the expansion of the Territory to include Asia and the other agreements of SIGNAL contained herein, ARES shall pay SIGNAL a nonrefundable license fee of Two Million United States Dollars (U.S. $2,000,000) within thirty (30) days of the execution and delivery of this Amendment.

13. FULL FORCE AND EFFECT. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.


*** CONFIDENTIAL TREATMENT REQUESTED

14. GOVERNING LAW. The form, execution, validity, construction and effect of this Amendment shall be determined in accordance with the laws of the Commonwealth of Massachusetts and the United States of America, regardless of the choice of law principles of those or any other jurisdictions.

15. COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment.


        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.


ARES TRADING S.A.                          SIGNAL PHARMACEUTICALS, INC.


By: /s/ Ernesto Bertarelli                 By: /s/ Douglas E. Richards
   -----------------------------------        ----------------------------------
                                              Douglas E. Richards
Name: Ernesto Bertarelli                      Vice President, Corporate
     ---------------------------------        Development

Title: Chief Executive Officer
      --------------------------------